UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2009

Behringer Harvard REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1605

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On August 31, 2009, the Company will hold a conference call for financial advisors to review second quarter 2009 financial results and highlight portfolio performance. A copy of the script for that call is filed as Exhibit 99.1 and a copy of the presentation materials to be used during that call is filed as Exhibit 99.2 to this Current Report on Form 8-K, and each is incorporated by reference herein.

The script and presentation materials include information about Funds from Operations (“FFO”), Modified Funds from Operations (“MFFO”) and Same Store Sales.  FFO is a supplemental non-GAAP financial measure used by the real estate industry to measure the operating performance of real estate assets.  MFFO excludes impairment charges, adjustments to fair value for derivatives not qualifying for hedge accounting and acquisition-related costs that were required to be expensed effective January 1, 2009 in connection with the adoption of FAS 141R.  Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting alone to be insufficient.

Accordingly, we believe that FFO is helpful to stockholders and our management as a measure of operating performance because it excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, and as a result, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which is not immediately apparent from net income.  We believe that MFFO is helpful to stockholders and our management as a measure of operating performance because it excludes charges that management considers more reflective of investing activities or non-operating valuation changes.  By providing FFO and MFFO, we present information that assists stockholders in aligning their analysis with management’s analysis of long-term operating activities.  We believe fluctuations in MFFO are indicative of changes in operating activities and provide comparability in evaluating our performance over time and as compared to other real estate companies that may not be affected by impairments or have derivatives or acquisition activities.  The following table presents our calculation of FFO and MFFO for the three and six months ended June 30, 2009 and 2008 (in thousands, except per share):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Net loss	$(246,501)	$(31,276)	$(291,944)	$(68,003)
Net loss attributable to noncontrolling interest	4,661	234	5,498	520

Adjustments:
Real estate depreciation and amortization from consolidated properties	70,516	71,054	142,632	138,234
Real estate depreciation and amortization from unconsolidated properties (1)	1,778	4,333	3,527	8,243
Gain on sale of depreciable real estate (2)	—	—	—	(7,334)
Noncontrolling interest share of above adjustments (3)	(530)	(565)	(1,259)	(l,127)
Funds from operations (FFO)	$ (l70,076)	$43,780	$(141,546)	$70,533

Impairment charges	193,099	—	193,099	—
Fair value adjustments to derivatives	2	—	2	—
Acqusition-related Costs	—	—	—	—
Noncontrolling interest share of above adjustments (4)	(4,483)	—	(4,483)	—
Modified funds from operations (MFFO)	$18,542	$43,780	$47,072	$70,533

Weighted average shares	292,022	223,973	291,229	217,224

MFFO per share	$0.06	$0.20	$0.16	$0.32

(1)         This represents our share of depreciation and amortization expense of the properties which we account for under the equity method of accounting. The expenses of our unconsolidated interests are reflected in our equity in earnings of investments.

(2)         Reflects the gain on sale of 9100 Mineral Circle.

(3)         Reflects an adjustment for the noncontrolling third-party partners’ proportionate share of the real estate depreciation and amortization, an adjustment for the limited partnership unit holders’ proportionate share of the real estate depreciation and amortization and gain on sale of 9100 Mineral Circle.

(4)         Reflects an adjustment for the noncontrolling third-party partners’ proportionate share of asset impairment losses and an adjustment for the limited partnership unit holders’ proportionate share of the asset impairment losses and fair value adjustments to derivatives.

We define net operating income (“NOI”) as rental revenue, less property operating expenses, real estate taxes and property management fees.   We believe that NOI provides a supplemental measure of our operating performance because NOI reflects the operating performance of our properties and excludes items that are not associated with management of the properties.  We define same store NOI as NOI less lease termination fee income and non-cash revenue items including straight-line rent adjustments and the amortization of above and below market rent.  Now that we have sufficient history with our portfolio, we view same store NOI both year over year and quarter over quarter as an important measure of the operating performance of our properties because it allows us to compare operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods under review.  The following table presents our calculations of same store NOI for the three months ended June 30, 2009 and 2008 and March 31, 2009:

Same Store Results

(in thousands, except property count)

	Three Months Ended			Three Months Ended
	30-Jun-09	30-Jun-08	Variance	30-Jun-09	31-Mar-09	Variance
Same store:
Revenues:
Rental income	$137,621	$155,821	$(18,200)	$150,172	$155,586	$(5,414)
Less:
Straight-line rent adjustment	3,818	7,077	(3,259)	3,894	6,297	(2,403)
Above/below market rent & lease incentives	2,588	4,990	(2,402)	2,873	2,149	724
Lease termination fees	1,763	13,302	(11,539)	1,763	2,044	(281)
	129,452	130,452	(1,000)	141,642	145,096	(3,454)

Expenses:
Property related expenses	38,002	38,054	(52)	42,086	44,406	(2,320)
Bad debt expense	4,527	150	4,377	4,821	774	4,047
Real estate taxes	19,765	19,698	67	22,330	23,350	(1,020)
Property management fees	4,098	4,235	(137)	4,305	4,497	(192)
	66,392	62,137	4,255	73,542	73,027	515
	$63,060	$68,315	$(5,255)	$68,100	$72,069	$(3,969)

Leased at period end	87%	91%		86%	88%

Consolidated Properties	66			71
Square Feet	21,645			23,667

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

99.1                           Script

99.2         Behringer Harvard REIT I, Inc. Quarterly Update for the quarter ended June 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Dated: August 31, 2009	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President —
Corporate Development & Legal